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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934


                                     June 4, 1998
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                         (Date of earliest event reported)


                              ISB Financial Corporation
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               (Exact name of registrant as specified in its charter)


           Louisiana                 0-25756                 72-1280718
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(State or other jurisdiction  (Commission File Number)     (IRS Employer
of incorporation)                                         Identification No.)


1101 East Admiral Doyle Drive, New Iberia, Louisiana                   70560
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  (Address of principal executive offices)                        (Zip Code)


                               (318) 365-2361
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                (Registrant's telephone number, including area code)


                                Not Applicable
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        (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

     On June 4, 1998, IBERIABANK, the wholly owned commercial bank subsidiary of ISB Financial Corporation (the "Registrant"), entered into two definitive agreements (the "Agreements") to acquire 17 full-service branch offices with aggregate deposits of approximately $478 million as of December 31, 1997 from two subsidiary banks of First Commerce Corporation ("First Commerce") in connection with the acquisition of First Commerce by BancOne Corporation, Columbus, Ohio. Seven of the offices with aggregate deposits of approximately $207 million are in the Lafayette market area and are currently operated as offices of The First National Bank of Lafayette, Lafayette, Louisiana ("First National") and ten of the offices with aggregate deposits of approximately $271 million are in the Monroe market area and are currently operating as offices of Central Bank, Monroe, Louisiana. For a listing of the branch offices, reference is made to the press release issued by the Registrant on June 5, 1998 (the "Press Release").

     The transaction is expected to be completed in September 1998 upon receipt of regulatory approval. The business day following completion, the branch offices will open for business fully converted to IBERIABANK offices and the former First National and Central Bank employees are expected to continue to staff the offices as IBERIABANK employees.

      The Agreements and the Press Release regarding the transaction are attached as exhibits to this report and are incorporated herein by reference. The foregoing summaries of the Agreements and the Press Release do not purport to be complete and are qualified in their entirety by reference to such Agreements and Press Release.

     CERTAIN INFORMATION IN THIS FORM 8-K MAY CONSTITUTE FORWARD-LOOKING INFORMATION THAT INVOLVES RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE ESTIMATED. PERSONS ARE CAUTIONED THAT SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO VARIOUS FACTORS WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE ESTIMATED. THESE FACTORS INCLUDE THAT THE ACTUAL AMOUNT OF ASSETS TO BE ACQUIRED AND LIABILITIES TO BE ASSUMED BY IBERIABANK WILL BE DETERMINED AS OF THE CLOSING DATE AND MAY DIFFER SIGNIFICANTLY FROM THE INFORMATION PRESENTED HEREIN AND CHANGES IN GENERAL ECONOMIC AND MARKET CONDITIONS AND THE DEVELOPMENT OF AN INTEREST RATE ENVIRONMENT THAT MAY ADVERSELY AFFECT THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE REGISTRANT.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements.

          Not applicable.

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     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits:

           10.1 Office Purchase and Assumption Agreement between First National and IBERIABANK, dated as of June 4, 1998 (without Schedules)

           10.2 Office Purchase and Assumption Agreement between Central Bank and IBERIABANK, dated as of June 4, 1998 (without Schedules)

           99       Press Release, dated as of June 5, 1998


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ISB FINANCIAL CORPORATION



Date:  June 17, 1998          By: /s/ Larrey G. Mouton
                                 -----------------------------
                                  Larrey G. Mouton
                                  President and Chief Executive Officer


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